Exhibit 99.1

Five9 Reports First Quarter Revenue Growth of 27% to a Record $74.5 Million

36% Growth in LTM Enterprise Subscription Revenue
Thirteenth Consecutive Quarter of Positive Operating Cash Flow at $11.2 Million
Raises 2019 Guidance for Both Revenue and Bottom Line
SAN RAMON, Calif. - May 1, 2019 - Five9, Inc. (NASDAQ:FIVN), a leading provider of cloud contact center software for the digital enterprise, today reported results for the first quarter ended March 31, 2019.
First Quarter 2019 Financial Results

•	Revenue for the first quarter of 2019 increased 27% to a record $74.5 million, compared to $58.9 million for the first quarter of 2018.

•	GAAP gross margin was 58.6% for the first quarter of 2019, compared to 58.1% for the first quarter of 2018.

•	Adjusted gross margin was 63.4% for the first quarter of 2019, compared to 62.3% for the first quarter of 2018.

•	GAAP net loss for the first quarter of 2019 was $(1.9) million, or $(0.03) per basic share, compared to GAAP net loss of $(0.6) million, or $(0.01) per basic share, for the first quarter of 2018.

•
Non-GAAP net income for the first quarter of 2019 was $10.0 million, or $0.16 per diluted share, compared to non-GAAP net income of $4.5 million, or $0.08 per diluted share, for the first quarter of 2018.

•	Adjusted EBITDA for the first quarter of 2019 was $11.8 million, or 15.9% of revenue, compared to $7.5 million, or 12.7% of revenue, for the first quarter of 2018.

•	GAAP operating cash flow for the first quarter of 2019 was $11.2 million, compared to GAAP operating cash flow of $8.0 million for the first quarter of 2018.
“We started off 2019 with a strong first quarter. Revenue of $74.5 million grew 27% year-over-year, a Q1 record growth rate as a public company, and continued to be driven by our Enterprise business, which delivered 36% growth in LTM Enterprise subscription revenue. We also enjoyed ongoing momentum on the technology front. Our Spring 2019 release provides new capabilities to even larger and more sophisticated enterprises as they customize their contact center technology to meet specific business requirements. With regards to AI, we continue to establish our leadership and demonstrated what we believe is an industry-first integration between Google and Salesforce at the Next conference. As customer experience becomes an increasingly important spend category for IT, we see our role as a trusted partner to larger enterprises continuing to accelerate.”

- Rowan Trollope, CEO, Five9

Business Outlook

•	For the full year 2019, Five9 expects to report:

•	Revenue in the range of $304.0 to $307.0 million, up from the prior guidance range of $298.5 to $301.5 million that was previously provided on February 19, 2019.

•
GAAP net loss in the range of $(17.3) to $(14.3) million or $(0.29) to $(0.24) per basic share, improved from the prior guidance range of $(22.1) to $(19.1) million, or $(0.36) to $(0.31) per basic share, that was previously provided on February 19, 2019.

•
Non-GAAP net income in the range of $39.3 to $42.3 million or $0.61 to $0.66 per diluted share, improved from the prior guidance range of $36.8 to $39.8 million, or $0.58 to $0.62 per diluted share, that was previously provided on February 19, 2019.

•	For the second quarter of 2019, Five9 expects to report:

•	Revenue in the range of $72.0 to $73.0 million.

•	GAAP net loss in the range of $(6.7) to $(5.7) million, or a loss of $(0.11) to $(0.09) per basic share.

•	Non-GAAP net income in the range of $7.0 to $8.0 million, or $0.11 to $0.13 per diluted share.

Conference Call Details
Five9 will discuss its first quarter 2019 results today, May 1, 2019, via teleconference at 4:30 p.m. Eastern Time. To access the call (ID 5680922), please dial: 888-204-4368 or 323-794-2423. An audio replay of the call will be available through May 15, 2019 by dialing 888-203-1112 or 719-457-0820 and entering access code 5680922. A copy of this press release will be furnished to the Securities and Exchange Commission on a Current Report on Form 8-K and will be posted to our web site, prior to the conference call.
A webcast of the call will be available on the Investor Relations section of the Company’s website at http://investors.five9.com/.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. We calculate adjusted gross profit by adding back the following items to gross profit: depreciation, intangibles amortization and stock-based compensation. We calculate adjusted EBITDA by adding back or removing the following items to or from GAAP net loss: depreciation, amortization, stock-based compensation, interest expense, interest (income) and other, non-recurring litigation settlement costs and related indemnification fees, and provision for (benefit from) income taxes. We calculate non-GAAP operating income as operating loss excluding stock-based compensation, intangibles amortization, and non-recurring litigation settlement costs and related indemnification fees. We calculate non-GAAP net income as GAAP net loss excluding stock-based compensation, intangibles amortization, amortization of debt discount and issuance costs, amortization of discount and issuance costs on convertible senior notes, non-recurring litigation settlement costs and related indemnification fees, and gain on sale of convertible note held for investment. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Five9 considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP. Please see the reconciliation of non-GAAP financial measures set forth herein and attached to this release.

Forward-Looking Statements
This news release contains certain forward-looking statements, including the statements in the quote from our Chief Executive Officer, including statements regarding Five9’s market position, business momentum, expectations for future growth, product positioning, value to and role with enterprise customers, our vision for the future, our long-term goals, and the second quarter and full year 2019 financial projections set forth under the caption “Business Outlook,” that are based on our current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our quarterly and annual results may fluctuate significantly, including as a result of the timing and success of new product and feature introductions by us, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (ii) if we are unable to attract new clients or sell additional services and functionality to our existing clients, our revenue and revenue growth will be harmed; (iii) our recent rapid growth may not be indicative of our future growth, and even if we continue to grow rapidly, we may fail to manage our growth effectively; (iv) failure to adequately expand our sales force could impede our growth; (v) if we fail to manage our technical operations infrastructure, our existing clients may experience service outages, our new clients may experience delays in the deployment of our solution and we could be subject to, among other things, claims for credits or damages; (vi) security breaches and improper access to or disclosure of our data or our clients’ data, or other cyber attacks on our systems, could result in litigation and regulatory risk, harm our reputation and adversely affect our business; (vii) the markets in which we participate involve numerous competitors and are highly competitive, and if we do not compete effectively, our operating results could be harmed; (viii) if our existing clients terminate their subscriptions or reduce their subscriptions and related usage, our revenues and gross margins will be harmed and we will be required to spend more money to grow our client base; (ix) our growth depends in part on the success of our strategic relationships with third parties and our failure to successfully grow and manage these relationships could harm our business; (x) we have established, and are continuing to increase, our network of master agents and resellers to sell our solution; our failure to effectively develop, manage, and maintain this network could materially harm our revenues; (xi) we sell our solution to larger organizations that require longer sales and implementation cycles and often demand more configuration and integration services or customized features and functions that we may not offer, any of which could delay or prevent these sales and harm our growth rates, business and operating results; (xii) because a significant percentage of our revenue is derived from existing clients, downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (xiii) we rely on third-party telecommunications and internet service providers to provide our clients and their customers with telecommunication services and connectivity to our cloud contact center software and any failure by these service providers to provide reliable services could cause us to lose clients and subject us to claims for credits or damages, among other things; (xiv) we have a history of losses and we may be unable to achieve or sustain profitability; (xv) the contact center software solutions market is subject to rapid technological change, and we must develop and sell incremental and new products in order to maintain and grow our business; (xvi) we may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs; (xvii) failure to comply with laws and regulations could harm our business and our reputation; (xviii) we may not have sufficient cash to service our convertible senior notes and repay such notes, if required; and (xix) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent annual report on Form 10-K and quarterly report on Form 10-Q. Such forward-looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this press release, including in any forward-looking statements.

About Five9
Five9 is a leading provider of cloud contact center software for the digital enterprise, bringing the power of cloud innovation to customers and facilitating more than five billion call minutes annually. Five9 provides end-to-end solutions with omnichannel routing, analytics, WFO and AI to increase agent productivity and deliver tangible business results. The Five9 platform is reliable, secure, compliant and scalable; designed to transform customer experiences into customer love. For more information, visit www.five9.com.

FIVE9, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$93,492	$81,912
Marketable investments	205,450	209,907
Accounts receivable, net	25,840	24,797
Prepaid expenses and other current assets	9,719	8,014
Deferred contract acquisition costs	10,095	9,372
Total current assets	344,596	334,002
Property and equipment, net	27,496	25,885
Operating lease right-of-use assets	6,735	—
Intangible assets, net	543	631
Goodwill	11,798	11,798
Other assets	936	836
Deferred contract acquisition costs — less current portion	23,262	21,514
Total assets	$415,366	$394,666
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,233	$7,010
Accrued and other current liabilities	17,965	13,771
Operating lease liabilities	4,322	—
Accrued federal fees	1,348	1,434
Sales tax liabilities	1,404	1,741
Finance lease liabilities	6,208	6,647
Deferred revenue	17,853	17,391
Total current liabilities	56,333	47,994
Convertible senior notes	199,842	196,763
Sales tax liabilities — less current portion	839	841
Operating lease liabilities — less current portion	3,012	—
Finance lease liabilities — less current portion	3,316	4,509
Other long-term liabilities	1,358	1,811
Total liabilities	264,700	251,918
Stockholders’ equity:
Common stock	60	59
Additional paid-in capital	303,946	294,279
Accumulated other comprehensive income (loss)	81	(93)
Accumulated deficit	(153,421)	(151,497)
Total stockholders’ equity	150,666	142,748
Total liabilities and stockholders’ equity	$415,366	$394,666

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018

Revenue	$74,538	$58,905
Cost of revenue	30,851	24,702
Gross profit	43,687	34,203
Operating expenses:
Research and development	10,546	7,772
Sales and marketing	21,701	17,478
General and administrative	11,762	9,103
Total operating expenses	44,009	34,353
Loss from operations	(322)	(150)
Other income (expense), net:
Interest expense	(3,396)	(810)
Interest income and other	1,745	398
Total other income (expense), net	(1,651)	(412)
Loss before income taxes	(1,973)	(562)
Provision for (benefit from) income taxes	(49)	45
Net loss	$(1,924)	$(607)
Net loss per share:
Basic and diluted	$(0.03)	$(0.01)
Shares used in computing net loss per share:
Basic and diluted	59,367	56,399

FIVE9, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018
Cash flows from operating activities:
Net loss	$(1,924)	$(607)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,192	2,320
Amortization of operating lease right-of-use asset	1,010	—
Amortization of premium on marketable investments	(421)	—
Provision for doubtful accounts	14	48
Stock-based compensation	8,686	5,325
Gain on sale of convertible note held for investment	(217)	(312)
Amortization of discount and issuance costs on convertible senior notes	3,079	—
Others	(17)	(14)
Changes in operating assets and liabilities:
Accounts receivable	(1,046)	519
Prepaid expenses and other current assets	(1,721)	(1,833)
Deferred contract acquisition costs	(2,471)	(1,662)
Other assets	(7,845)	(90)
Accounts payable	552	1,181
Accrued and other current liabilities	7,724	2,791
Accrued federal fees and sales tax liability	(425)	(115)
Deferred revenue	416	121
Other liabilities	2,604	325
Net cash provided by operating activities	11,190	7,997
Cash flows from investing activities:
Purchases of marketable investments	(34,427)	—
Proceeds from maturities of marketable investments	39,497	—
Purchases of property and equipment	(3,985)	(433)
Proceeds from sale of convertible note held for investment	217	1,923
Net cash provided by investing activities	1,302	1,490
Cash flows from financing activities:
Proceeds from exercise of common stock options	982	4,751
Payments of notes payable	—	(157)
Payments of finance leases	(1,894)	(2,352)
Net cash (used in) provided by financing activities	(912)	2,242
Net increase in cash and cash equivalents	11,580	11,729
Cash and cash equivalents:
Beginning of period	81,912	68,947
End of period	$93,492	$80,676

FIVE9, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018

GAAP gross profit	$43,687	$34,203
GAAP gross margin	58.6%	58.1%
Non-GAAP adjustments:
Depreciation	2,278	1,706
Intangibles amortization	88	88
Stock-based compensation	1,229	678
Adjusted gross profit	$47,282	$36,675
Adjusted gross margin	63.4%	62.3%

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018

GAAP net loss	$(1,924)	$(607)
Non-GAAP adjustments:
Depreciation and amortization	3,192	2,320
Stock-based compensation	8,686	5,325
Interest expense	3,396	810
Interest income and other	(1,745)	(398)
Legal and indemnification fees related to settlement	292	—
Provision for (benefit from) income taxes	(49)	45
Adjusted EBITDA	$11,848	$7,495
Adjusted EBITDA as % of revenue	15.9%	12.7%

FIVE9, INC.
RECONCILIATION OF GAAP OPERATING LOSS TO NON-GAAP OPERATING INCOME
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018

Loss from operations	$(322)	$(150)
Non-GAAP adjustments:
Stock-based compensation	8,686	5,325
Intangibles amortization	88	116
Legal and indemnification fees related to settlement	292	—
Non-GAAP operating income	$8,744	$5,291

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018

GAAP net loss	$(1,924)	$(607)
Non-GAAP adjustments:
Stock-based compensation	8,686	5,325
Intangibles amortization	88	116
Amortization of debt discount and issuance costs	—	20
Amortization of discount and issuance costs on convertible senior notes	3,079	—
Legal and indemnification fees related to settlement	292	—
Gain on sale of convertible note held for investment	(217)	(352)
Non-GAAP net income	$10,004	$4,502
GAAP net loss per share:
Basic and diluted	$(0.03)	$(0.01)
Non-GAAP net income per share:
Basic	$0.17	$0.08
Diluted	$0.16	$0.08
Shares used in computing GAAP net loss per share:
Basic and diluted	59,367	56,399
Shares used in computing non-GAAP net income per share:
Basic	59,367	56,399
Diluted	62,754	59,744

FIVE9, INC.
SUMMARY OF STOCK-BASED COMPENSATION, DEPRECIATION AND INTANGIBLES AMORTIZATION
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2019			March 31, 2018
	Stock-Based Compensation	Depreciation	Intangibles Amortization	Stock-Based Compensation	Depreciation	Intangibles Amortization

Cost of revenue	$1,229	$2,278	$88	$678	$1,706	$88
Research and development	1,470	440	—	877	194	—
Sales and marketing	2,249	1	—	1,362	1	28
General and administrative	3,738	385	—	2,408	303	—
Total	$8,686	$3,104	$88	$5,325	$2,204	$116

FIVE9, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME – GUIDANCE
(In thousands, except per share data)
(Unaudited)

	Three Months Ending		Year Ending
	June 30, 2019		December 31, 2019
	Low	High	Low	High

GAAP net loss	$(6,713)	$(5,713)	$(17,255)	$(14,255)
Non-GAAP adjustments:
Stock-based compensation	10,461	10,461	43,328	43,328
Intangibles amortization	88	88	351	351
Amortization of discount and issuance costs on convertible senior notes	3,164	3,164	12,801	12,801
Legal and indemnification fees related to settlement	—	—	292	292
Gain on sale of convertible note held for investment	—	—	(217)	(217)
Income tax expense effects (1)	—	—	—	—
Non-GAAP net income	$7,000	$8,000	$39,300	$42,300
GAAP net loss per share, basic and diluted	$(0.11)	$(0.09)	$(0.29)	$(0.24)
Non-GAAP net income per share:
Basic	$0.12	$0.13	$0.65	$0.70
Diluted	$0.11	$0.13	$0.61	$0.66
Shares used in computing GAAP net loss per share and non-GAAP net income per share:
Basic	60,200	60,200	60,500	60,500
Diluted	64,000	64,000	64,500	64,500

(1)	Non-GAAP adjustments do not have an impact on our income tax provision due to past non-GAAP losses.

Investor Relations Contacts:

Five9, Inc.
Barry Zwarenstein
Chief Financial Officer
925-201-2000 ext. 5959
IR@five9.com

The Blueshirt Group for Five9, Inc.
Lisa Laukkanen
415-217-4967
Lisa@blueshirtgroup.com

# # #